                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  AMENDMENT TO
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2002

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                            38-3214743
(STATE OR OTHER JURISDICTION              I.R.S. EMPLOYER IDENTIFICATION NUMBER)
OF INCORPORATION)

                                    000-21407
                            (COMMISSION FILE NUMBER)


1305 STEPHENSON HIGHWAY
TROY, MI                                                              48083
(ADDRESS OF PRINCIPAL                                              (ZIP CODE)
EXECUTIVE OFFICES


                                 (248) 597-5800
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 28, 2002, registrant filed a Form 8-K disclosing in Item 4 thereof the termination of its relationship with its auditors, PricewaterhouseCoopers LLP ("PWC"). Pursuant to SEC requirements, PWC has provided registrant with a letter addressed to the SEC responding to registrant's disclosures in the Form 8-K. In its letter, PWC avers that it "advised" Lason management in March, 2001 of certain additional material weaknesses in internal controls. PWC never "advised" Lason management about these additional matters. PWC's so-called advice consisted of leaving with management a two-page initial draft of preliminary audit findings ostensibly to be discussed at a future Board of Directors meeting. The draft, which only made bare reference to certain additional material weaknesses, was never and has never been discussed, explained or finalized. In addition, PWC has not provided to management its detailed audit findings on which such alleged additional material weaknesses in internal controls were based.

         With respect to the material weakness related to reconciling intercompany accounts, during 2000 registrant continued to investigate and improve its intercompany reconciliation process. Management believes that controls were put in place to attain reconciliation of its intercompany accounts and that these accounts were reconciled for the period ended December 31, 2000. As noted, PWC's audit for the year ended December 31, 2000 was incomplete, including any finalization of work related to such accounts, transactions and reconciliations thereof.

         Management disclosed in its March 26, 2001 press release and related Form 8-K that it informed the U.S. Securities and Exchange Commission and U.S. Attorney for the Eastern District of Michigan of accounting irregularities and system deficiencies that affected certain portions of registrant's financial statements. The March 26, 2001 disclosures noted as follows. Some of the items were material to registrant's financial statements for at least the third quarter of 1999 and may have also been material to statements for other periods. The irregularities and deficiencies were found in accounting records of registrant's North American operations. A Special Committee of registrant's Board of Directors determined that these irregularities and deficiencies may have also occurred during some periods between late 1997 and 1999 and that the extent of any restatements has not been quantified and will be further evaluated by registrant. The Committee stated that it did not believe that any such irregularities have extended beyond the first half of 2000.

         The March 26, 2001 disclosures implicitly addressed potential reliability issues related to registrant's referenced financial statements. The audit reports that have been issued related to these financial statements are those of PWC and are the responsibility of PWC. As such, management is unable to comment regarding the reliability of such audit reports.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibits

          16 Letter dated March 11, 2002 from PricewaterhouseCoopers LLP regarding change in certifying accountant.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2002                 LASON, INC.
                                      (REGISTRANT)


                                      By:  /s/ Ronald D. Risher
                                         --------------------------------------
                                      Ronald D. Risher,  President and CEO

                                  EXHIBIT INDEX


Exhibit:                           Description:

16                         Letter dated March 11, 2002 from
                           PricewaterhouseCoopers LLP regarding change in certifying accountant.